Exhibit 10.35

Data I/O Corporation 6645 185th Ave NE, Suite 100 Redmond, WA 98052 USA

1st Amendment to Negotiation Protocol

Document no.:              CM 46001350_N1-Z4A
Date:                            2018.08.30 (YYYY.MM.DD)
Supplier no.:                  394644

Always quote for reference!

Contact Person:            Lars Goebel

Department:                  CPTME4

Telephone:                    +49(5121) 49-3452

E-Mail:                          lars.goebel@de.bosch.com

Our VAT ID no.:            DE811128135

Postal Address:   Robert Bosch GmbH, CP/TME4, P.O. Box 10 02 61, DE-31102 Hildesheim, Germany

Visitors Address: Robert Bosch GmbH, CP/TME4, Robert-Bosch-Straße 200, DE-31139 Hildesheim, Germany

Registered Office: Stuttgart, Registration Court: Amtsgericht Stuttgart, HRB 14000;

Chairman of the Supervisory Board: Franz Fehrenbach; Managing Directors: Dr. Volkmar Denner,

Prof. Dr. Stefan Asenkerschbaumer, Dr. Rolf Bulander, Dr. Stefan Hartung, Dr. Markus Heyn, Dr. Dirk Hoheisel,
Christoph Kübel, Uwe Raschke, Peter Tyroller

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Doc. No.: CM 46001350_N1-Z4A / dated 2018.08.30 (YYYY.MM.DD)

Data I/O Corporation

1st Amendment of Negotiation Protocol for the purchase of:

“Pre-Programmer”

We, Robert Bosch GmbH (hereinafter referred to as "BOSCH") conducted negotiations with
Data I/O on 2018.08.29 concerning the 1st amendment for negotiation protocol.

Technical execution and scope of supply in accordance with attached price list dated 2018.08.29

The following items form the 1st amendment to the negotiation protocol no. CM 46001350-Z4A dated 2016.06.24.

The same conditions of delivery and agreements shall apply to you in the above mentioned negotiation protocol if not stated otherwise here.

The binding dates, the terms of contract agreed in this Negotiation Protocol and the total net fixed price were agreed upon with Mr. Anthony Ambrose and Mr. Helmut Pflaum acting on behalf of Data I/O in person on 2018.08.29.

Item	Material/Description	Quantity	Price/Year [USD]
001	Full Service Contract FSDSC and APS-Contract Flat Rate	1	[***]
002	UFS Price List		New position
003	Payment Terms		[***]

The total net value stated is a fixed price.

1.     Purchasing / Amendment Procedure

Amendments within the project will be quoted with the confirmed project-discount of <percentage> and will be listed within your supplementary offer.

Amendments have to be contractually confirmed with the BOSCH purchasing department in writing before realization.

2.     Property and Right of Use

BOSCH acquires title to the documents prepared in the context of the order and to product-specific documents prepared for BOSCH (drawings, CAD data, etc.), hereinafter referred to as "DOCUMENTS". The DOCUMENTS have to be handed over to BOSCH after completion of the work in the form set forth in section 24 “Confidentiality Obligation and Reservation of Rights” below.

[***] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR PORTIONS OF THIS AGREEMENT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Registered Office: Stuttgart, Registration Court: Amtsgericht Stuttgart, HRB 14000;

Chairman of the Supervisory Board: Franz Fehrenbach; Managing Directors: Dr. Volkmar Denner,

Prof. Dr. Stefan Asenkerschbaumer, Dr. Rolf Bulander, Dr. Stefan Hartung, Dr. Markus Heyn, Dr. Dirk Hoheisel,
Christoph Kübel, Uwe Raschke, Peter Tyroller

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Doc. No.: CM 46001350_N1-Z4A / dated 2018.08.30 (YYYY.MM.DD)

Data I/O Corporation

BOSCH receives from Data I/O a non-exclusive, irrevocable, unrestricted as to place, time and subject, and sub-licensable right to use the DOCUMENTS. The right of usage includes any use, modification and reproduction of the DOCUMENTS.

3.     Utilization of Machine Data

Data I/O assures that all process data that is generated in the context of the manufacturing process for BOSCH products while utilizing the MAE (e.g. process parameters, process programs, equipment configuration including all changes, product information, process results, condition of equipment, log files, failure messages etc.), herein after referred to as MACHINE DATA, can be read by BOSCH on its own, without the support of the <SUPPLIER> or a third party, and can be utilized in a BOSCH readable format.

Data I/O assures that the MAE is constructed in such manner, that Data I/O or a third party will not have access to the MACHINE DATA without assistance and approval from BOSCH. BOSCH is entitled to the unlimited right of utilization and exploitation of the MACHINE DATA.

BOSCH can provide the MACHINE DATA to the Data I/O in need for maintenance, repair or failure analysis. Data I/O may use the MACHINE DATA exclusively in the context of maintenance, repair or failure analysis.

A utilization of the MACHINE DATA beyond this scope, especially the utilization of the MACHINE DATA for development and realization of business models of <SUPPLIER> or a passing of the MACHINE DATA to a third party is inadmissible.

4.     [***]Terms of Payment

Meeting at Data I/O GmbH in Gräfelfing with following discussion points as initial position:

1.         Bosch requests a [***] for the APS contract

2.         Data I/O requests a prolongation of the current negotiation protocol from Bosch before validation end 2021.06.30 until new end 2023.12.31 (YYYY.MM.DD).

3.         Payment terms:

The supply of products from Supplier to Bosch is governed by the provisions of the negotiation protocol CM 46001350-Z4A dated 2016.06.24 (YYYY.MM.DD).
Currently the payment terms are agreed as follows.:
MAE
[***] % immediately following complete delivery of the MAE to our plant and receipt of the invoice
[***] % immediately following final acceptance in our factory, however 3 (three) months after delivery at the latest
SERVICE, SPAREPARTS, WEARABLES
[***] days of receipt and no early payment discounts apply.

Bosch would like to change of the current payment terms and suggests the following new regulation:

„Machines (MAE)

[***] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR PORTIONS OF THIS AGREEMENT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Registered Office: Stuttgart, Registration Court: Amtsgericht Stuttgart, HRB 14000;

Chairman of the Supervisory Board: Franz Fehrenbach; Managing Directors: Dr. Volkmar Denner,

Prof. Dr. Stefan Asenkerschbaumer, Dr. Rolf Bulander, Dr. Stefan Hartung, Dr. Markus Heyn, Dr. Dirk Hoheisel,
Christoph Kübel, Uwe Raschke, Peter Tyroller

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Doc. No.: CM 46001350_N1-Z4A / dated 2018.08.30 (YYYY.MM.DD)

Data I/O Corporation

The invoice is to be issued for 100 % of the purchase price agreed, of which the following is payable:

[***] % after complete delivery of Pre-Programer in our plant and receipt of invoice,

[***] % after final acceptance at our factory, the latest though 3 months after delivery, if final acceptance is delayed for reasons for which BOSCH is accountable for in both cases without deductions, within [***] days net.

Data I/O shall request payment of the remainder from the BOSCH factory in writing.

Spare-, wear and tear parts & services (MAE)

MRO shall be paid within [***] days net, following complete delivery and receipt of the invoice and no early payment discounts apply. “

The respective counter party requests the following concerning these topics:

1.         Supplier offers [***] for APS and Full Service Contracts according attachments.

2.         Bosch agrees to prolong the negotiation protocol until 2023.12.31.

3.         Supplier is willing to [***] the payment terms to [***] days maximum. Supplier points out that the [***] of the payment terms causes the following additional costs: …

After the evaluation of various solutions, the parties agree on the following compromise to be considered in the final pricing of this 1st amendment of the negotiation protocol:

1.         Bosch agrees [***] for APS and Full Service Contracts according attachments.

2.         Bosch agrees to prolong the negotiation protocol until 2023.12.31

3.         In return Supplier accepts [***] of the payment terms to
MAE: [***] days
MCS: [***] days upon receipt of both the invoice and the goods or performance of the services.

5.     Payment terms

Machines (MAE)

The invoice is to be issued for 100 % of the purchase price agreed, of which the following is payable:

[***] % after complete delivery of Pre-Programer in our plant and receipt of invoice,

[***] % after final acceptance at our factory, the latest though 3 months after delivery, if final acceptance is delayed for reasons for which BOSCH is accountable for in both cases without deductions, within [***] days net.

Data I/O shall request payment of the remainder from the BOSCH factory in writing.

SERVICE, SPAREPARTS, WEARABLES

[***] %              immediately

Invoices shall be payable within [***] days of receipt and no early payment discounts apply.

In no case do payments by BOSCH imply acceptance of the goods and services delivered as being in conformity with the contract.

In case BOSCH has outstanding claims towards Data I/O, BOSCH shall be entitled to withhold payments. Delivery dates agreed in the specific Purchase Orders shall not be affected thereby.

[***] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR PORTIONS OF THIS AGREEMENT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Registered Office: Stuttgart, Registration Court: Amtsgericht Stuttgart, HRB 14000;

Chairman of the Supervisory Board: Franz Fehrenbach; Managing Directors: Dr. Volkmar Denner,

Prof. Dr. Stefan Asenkerschbaumer, Dr. Rolf Bulander, Dr. Stefan Hartung, Dr. Markus Heyn, Dr. Dirk Hoheisel,
Christoph Kübel, Uwe Raschke, Peter Tyroller

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Doc. No.: CM 46001350_N1-Z4A / dated 2018.08.30 (YYYY.MM.DD)

Data I/O Corporation

6.     The following documents form integral components of this Negotiation Protocol and are already in the possession of SUPPLIER:

2018 Aug 29  Service and Support Bosch CM _ V4.ppx

DataIO_ServiceContract from Bosch 2018 08 2 V2.xlxs

2018 Aug 29 UFS price list .xlxs

7.     Commencement and Termination of the Negotiation Protocol

The 1st Negotiation Protocol shall become effective at 2018.10.01 and terminates at 2023.12.31. For Purchase Orders executed in accordance with the purchase option in section 1.1 within this timeframe, the conditions of the Negotiation Protocol apply accordingly even though the Negotiation Protocol has expired.

8.     27. Changes

Changes and supplements to this Negotiation Protocol, including this Section 27, and any postponement to the delivery dates agreed in the concrete purchase orders and/or changes to the scope of supply and services must be made in writing to be valid.

9.     28. Ineffectiveness

If any provision of this Negotiation Protocol should be or become ineffective, this shall not affect the validity of the remaining provisions of this Negotiation protocol. In such a case, the respective provision is to be replaced by a ruling approximating most closely the economic content of the original provision. The same shall apply to any gaps in the Negotiation protocol.

10.  Applicable Law / Jurisdiction

This Negotiation Protocol as well as all agreements hereunder and disputes arising herefrom shall be governed by German law, excluding the rules on conflicts of laws and UN Convention on Contracts.

The courts of Stuttgart have exclusive jurisdiction over contractual disputes if all the disputing parties have their registered office in Germany, in Switzerland or in any country of the European Union. In cases before local courts, the local court of Stuttgart (Amtsgericht Stuttgart, 70190 Stuttgart) shall have jurisdiction. In all other cases, contractual disputes shall be definitively adjudicated in accordance with the arbitration rules of the International Chamber of Commerce by one or more arbitrators appointed in accordance with such rules. The place of arbitration is Stuttgart, Germany, unless otherwise agreed by the parties in dispute. The arbitration language is English. The parties in dispute shall treat in confidence all information which they receive with regard to arbitration proceedings in accordance with this provision, including the existence of arbitration proceedings. In judicial and/or arbitration proceedings, they shall only disclose such information to the extent that this is necessary to exercise their rights. The chairman or a sole arbitrator must be of different nationality to the parties in dispute. Subject to any other ruling returned by the arbitration tribunal, the parties in dispute shall continue to perform the contracts affected by the dispute.

Registered Office: Stuttgart, Registration Court: Amtsgericht Stuttgart, HRB 14000;

Chairman of the Supervisory Board: Franz Fehrenbach; Managing Directors: Dr. Volkmar Denner,

Prof. Dr. Stefan Asenkerschbaumer, Dr. Rolf Bulander, Dr. Stefan Hartung, Dr. Markus Heyn, Dr. Dirk Hoheisel,
Christoph Kübel, Uwe Raschke, Peter Tyroller

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Doc. No.: CM 46001350_N1-Z4A / dated 2018.08.30 (YYYY.MM.DD)

Data I/O Corporation

Please confirm to us the agreements reached by signing and returning this "Negotiation Protocol".

Robert Bosch GmbH                                                                            Supplier

                                                                                                            Data I/O Corporation

/S/ Lars Göbel_________     /S/ Walter Schäfer_________                      /S/Joel S Hatlen_______

Signature                            Signature                                                   Signature of Supplier

Lars Göbel____________    Walter Schäfer____________                     September 24, 2018____

Name                                  Name                                                         Date

CP/TME______________    CP/PIR-EN______________                       Company Stamp

Department                         Department

19.9.18______________      19. SEP. 2018___________

Date                                    Date

Registered Office: Stuttgart, Registration Court: Amtsgericht Stuttgart, HRB 14000;

Chairman of the Supervisory Board: Franz Fehrenbach; Managing Directors: Dr. Volkmar Denner,

Prof. Dr. Stefan Asenkerschbaumer, Dr. Rolf Bulander, Dr. Stefan Hartung, Dr. Markus Heyn, Dr. Dirk Hoheisel,
Christoph Kübel, Uwe Raschke, Peter Tyroller

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